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                                                                    EXHIBIT 10.2

                               AMENDMENT NO. 1 TO
                             TRANSACTION AGREEMENT

         THIS AMENDMENT NO. 1 TO TRANSACTION AGREEMENT ("AMENDMENT") is made effective as of this 6th day of November, 1998 between Enron Corp., an Oregon corporation, Enron Capital & Trade Resources Corp., a Delaware corporation, RCM Holdings, Inc., a Texas corporation (formerly Cogen Technologies, Inc.), Cogen Technologies Camden, Inc., a Texas corporation, Cogen Technologies Capital Company, L.P. and the McNair Group Sellers and Minority Group Sellers listed on the signature page hereto, with reference to the following background.

         WHEREAS, the parties hereto are all of the parties to a Transaction Agreement dated October 25, 1998 (the "TRANSACTION AGREEMENT"); and

         WHEREAS, the parties hereto wish to amend the Transaction Agreement on the terms set forth herein;

         NOW THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows (capitalized terms used but not defined herein have the meaning set forth in the Transaction Agreement):

         SECTION 1.  Amendments.

                  (a) The parenthetical phrase beginning in the third line of
         Section 2.05(a) of the Transaction Agreement reading "(or, at Buyer's option, on December 31, 1998 with respect to the Closing of the Linden Acquisition and the Camden Acquisition, provided that the terms of such Closing shall be reasonably agreeable to each of the parties hereto)" is hereby deleted.

                  (b) Section 2.07(a) of the Transaction Agreement is hereby amended to replace each reference therein to "negative $4,932,952" with a reference to "negative $2,532,952".

                  (c) Section 12.01(g) of the Transaction Agreement is hereby deleted (without affecting Annex 12.01(g) for the purposes of new
         Section 13.13 added below).

                  (d) Article 13 of the Transaction Agreement is hereby amended by adding thereto a new Section 13.13 as follows:

                      SECTION 13.13. Reimbursement for Certain Matters.

                               (a) Subject to paragraph (c) below, Buyer
                      agrees that if, after the Closing, Linden Venture is awarded and receives compensation in the arbitration referred to in Item 6 of Section II.11(a) of the Disclosure Schedule with respect to the matter referred to in Item 1 of Annex 12.01(g), then Buyer will cause the amount of such compensation, up to a maximum of


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                    $2,400,000, to be paid to the Sellers promptly after
                    Linden Venture's receipt thereof, in the manner reasonably specified by the Sellers'
                    Representatives.

                           (b) Subject to paragraph (c) below, Buyer
                    agrees that if, after the Closing, Linden Venture does not spend at least $2,400,000 to address the matter referred to in Item 1 of Annex 12.01(g) prior to December 31, 2000, then Buyer will cause to be paid to the Sellers (in the manner reasonably specified by the Sellers' Representatives) promptly after December 31, 2000 an amount in cash equal to the amount by which the funds spent by Linden Venture to address such matter is less than $2,400,000.

                           (c) Sellers agree that any amounts paid to
                    them pursuant to paragraph (a) above will be credited against any amounts due to them pursuant to paragraph (b), and any amounts paid to them pursuant to paragraph (b) will be credited against any amounts due to them pursuant to paragraph (a). In no event will the Sellers be entitled to receive more than a total of $2,400,000 pursuant to the provisions of this Section 13.13.

         SECTION 2. Remainder of Agreement Not Affected. Except set forth in
Section 1 hereof, the terms and provisions of the Transaction Agreement remain in full force and effect and are hereby ratified and confirmed.

         SECTION 3. Authority. Each party represents that such party has full corporate, partnership, trust or other power and authority to enter into this Amendment, and that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         SECTION 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 5. Governing Law. This Amendment shall be governed by Texas law, without regard to the conflicts of laws principles thereof.



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         The parties have caused this Amendment to be duly executed individually or by their authorized representatives on the day and year first above written.

                      ENRON CORP.


                      By:  /s/ J. CLIFFORD BAXTER
                         -------------------------------------------------------
                               J. Clifford Baxter
                               Senior Vice President


                      ENRON CAPITAL & TRADE RESOURCES CORP.


                      By:  /s/ JEFFREY M. DONAHUE, JR.
                         -------------------------------------------------------
                               Jeffrey M. Donahue, Jr.
                               Vice President


                      RCM HOLDINGS, INC.


                      By:  /s/ RICHARD A. LYDECKER, JR.
                         -------------------------------------------------------
                               Richard A. Lydecker, Jr.
                               Senior Vice President and Chief Financial Officer


                      COGEN TECHNOLOGIES CAMDEN, INC.


                      By:  /s/ RICHARD A. LYDECKER, JR.
                         -------------------------------------------------------
                               Richard A. Lydecker, Jr.
                               Senior Vice President and Chief Financial Officer



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                   COGEN TECHNOLOGIES CAPITAL COMPANY, L.P.

                   By:      Cogen Technologies GP Capital
                            Corporation, its General Partner


                   By: /s/ RICHARD A. LYDECKER, JR.
                      -----------------------------------------------------
                            Name:  Richard A. Lydecker, Jr.
                            Title:  Senior Vice President and
                            Chief Financial Officer

                   THE MCNAIR GROUP SELLERS:


                   /s/ ROBERT C. MCNAIR
                   --------------------------------------------------------
                   Robert C. McNair


                   /s/ ROBERT CARY MCNAIR, JR.
                   --------------------------------------------------------
                   Robert Cary McNair, Jr.


                   DANIEL CALHOUN MCNAIR
                   --------------------------------------------------------
                   Daniel Calhoun McNair


                   /s/ ROBERT CARY MCNAIR, JR.
                   --------------------------------------------------------
                   Robert Cary McNair, Jr.,
                   as Trustee of the Robert Cary McNair, Jr.
                   Trust UTA dated 11/14/88, as amended


                   /s/ DANIEL CALHOUN MCNAIR
                   --------------------------------------------------------
                   Daniel Calhoun McNair,
                   as Trustee of the Daniel Calhoun McNair Trust
                   UTA dated 11/14/88, as amended


                   /s/ RUTH MCNAIR SMITH
                   --------------------------------------------------------
                   Ruth McNair Smith,
                   as Co-Trustee of the Ruth McNair Smith Trust
                   UTA dated 11/14/88, as amended

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                   /s/ MELISSA EILEEN MCNAIR REICHERT
                   --------------------------------------------------------
                   Melissa Eileen McNair Reichert,
                   as Co-Trustee of the Melissa Eileen McNair Walter Trust UTA dated 11/14/88, as amended


                   /s/ ROBERT DUSSLER
                   --------------------------------------------------------
                   M. Robert Dussler
                   as Co-Trustee of (1) the Ruth
                   McNair Smith Trust UTA dated
                   11/14/88, as amended and (2) the
                   Melissa Eileen McNair Walter Trust
                   UTA dated 11/14/88, as amended


                   THE MINORITY GROUP SELLERS:

                   COGEN TECHNOLOGIES LIMITED
                   PARTNERS JOINT VENTURE

                   By: /s/ C. DONALD VAN WART
                      -----------------------------------------------------
                         Name:  C. Donald Van Wart
                         Title:  General Partner


                   /s/ PAULINE E. BUCK
                   --------------------------------------------------------
                   Pauline E. Buck, as Trustee of the Charles N. Buck Family Trust-A and the Charles N. Buck Family Trust-B under the Will of Charles N. Buck


                   /s/ ROBERT A. HANSEN
                   --------------------------------------------------------
                   Robert A. Hansen


                   Evergreen Partnership Energy, Ltd.


                   By: /s/ H. FRED LEVINE
                      -----------------------------------------------------
                   Name: H. Fred Levine
                   Title: General Partner



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                   The 1989 Energy Trust


                   By: /s/ ROBERT CARY McNAIR, JR.
                      -----------------------------------------------------
                           Robert Cary McNair, Jr., Trustee
                           (and not in his individual capacity)

                       /s/ DAVID C. HOLLAND
                      -----------------------------------------------------
                           David C. Holland, Trustee
                           (and not in his individual capacity)

                    /s/ C. DONALD VAN WART
                   --------------------------------------------------------
                        C. Donald Van Wart


                   Hansfam Three, a Trust


                   By: /s/ JOHN P. HANSEN
                      -----------------------------------------------------
                           John P. Hansen, Trustee
                           (and not in his individual capacity)

                       /s/ C. DONALD VAN WART
                      -----------------------------------------------------
                           C. Donald Van Wart, Trustee
                           (and not in his individual capacity)

                     /s/ JOANN K. SOWELL
                   --------------------------------------------------------
                         Joann K. Sowell




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